UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2005

USF CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19791	36-3790696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8550 West Bryn Mawr Avenue, Suite 700 Chicago, Illinois	60631
(Address of Principal Executive Offices)	(Zip Code)

(773) 824-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Merger Agreement.

On May 1, 2005, USF Corporation (“USF” or the “Company”) entered into an amendment to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 27, 2005, with Yellow Roadway Corporation, a Delaware corporation (“Yellow Roadway”), and Yankee II LLC, a Delaware limited liability company and direct wholly owned subsidiary of Yellow Roadway (“Merger Sub”).

The significant changes to the Merger Agreement, as amended (the “Amended Merger Agreement”), include:

•	Upon the terms and subject to the conditions set forth in the Amended Merger Agreement, Merger Sub will merge with, and into, the Company, with the Company continuing as the surviving entity (the “Merger”).

•	The portion of the merger consideration payable as cash has been increased from 50% to 65% and the portion payable in shares of Yellow Roadway common stock has been reduced from 50% to 35%.

•	The cash election right has been eliminated so that all shares of USF common stock (excluding those owned directly or indirectly by USF or Yellow Roadway or by any stockholder validly exercising appraisal rights) will be cancelled at the effective time of the Merger and converted into a right to receive:

•	$29.25 in cash (representing 65% of the Merger Agreement’s $45.00 cash election merger consideration), and

•	0.31584 shares of Yellow Roadway common stock (representing 35% of the Merger Agreement’s 0.9024 stock exchange ratio).

Under the Merger Agreement, in the aggregate, shares of USF common stock would have been converted into $22.50 in cash per share and 0.4512 shares of Yellow Roadway common stock.

•	U.S. holders of USF shares should recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between their amount realized (the fair market value of Yellow Roadway shares plus the amount of cash received as merger consideration) and their adjusted tax basis in their USF shares. Under the Merger Agreement, this taxable gain would have been recognized only to the extent the U.S. holder received cash in the merger in an amount equal to or lesser than the gain in the shares exchanged by the U.S. holder in the merger.

•	The conditions to closing have been amended to give USF and Yellow Roadway greater certainty that the Merger will be completed.

Completion of the Merger is now subject to the following conditions:

•	adoption of the Amended Merger Agreement by the holders of at least a majority of the outstanding USF shares entitled to vote at the USF special meeting;

•	absence of any statute, rule, regulation, decree, order, or injunction in effect restraining, enjoining or otherwise prohibiting consummation of the Merger or the other transactions contemplated by the Amended Merger Agreement;

•	approval for listing of the Yellow Roadway shares to be issued in the merger on the Nasdaq National Market, upon official notice of issuance;

•	continued effectiveness of the registration statement of which the proxy statement/prospectus is a part and the absence of a stop order by the Securities and Exchange Commission suspending the effectiveness of the registration statement;

•	the absence, since the end of the party’s first fiscal quarter of 2005, of any change in the financial condition, properties, business or results of operations of each party and its subsidiaries or any development or combination of developments of which such party’s management had knowledge that, in each case, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect (see note below) on such party and its subsidiaries, except for any such changes or developments that (A) such party disclosed in its filings with the SEC prior to May 1, 2005, (B) are contemplated by the Amended Merger Agreement or (C) in the case of USF, result from any act or omission by USF and its subsidiaries taken with the knowledge of Yellow Roadway and intended to benefit Yellow Roadway and its subsidiaries after the Merger; and

•	as in the Merger Agreement, compliance in all material respects by each party with its covenants in the Amended Merger Agreement.

Note that, for purposes of the Amended Merger Agreement, “material adverse effect” is defined in the definition of “Company Material Adverse Effect” and “Parent Material Adverse Effect” to exclude effects resulting from, or arising in connection with, several specified changes, effects, circumstances or expenses.

Subject to the satisfaction of the above closing conditions, the transaction is expected to close on May 24, 2005.

The foregoing description of the Merger and the Amended Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated in this report by reference.

Cautionary Statement Regarding Forward-Looking Statements

The information presented in this communication may contain forward-looking contain statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “could”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Yellow Roadway and USF, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the SEC by Yellow Roadway and USF; the parties’ ability to consummate the proposed merger with, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate USF’s operations into Yellow Roadway’s operations; and the factors that generally affect the respective businesses of Yellow Roadway and USF as further outlined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the companies’ respective Annual Reports on Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Yellow Roadway nor USF undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Yellow Roadway’s and USF’s various SEC reports, including, but not limited to, each party’s Annual Report on Form 10-K for the year ended December 31, 2004.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger of USF and Yellow Roadway. In connection with the proposed transaction, on April 22, 2005, Yellow Roadway filed Amendment No. 1 to its Registration Statement on Form S-4, which contains a definitive proxy statement/prospectus relating to the proposed merger of Merger Sub with, and into, USF. Yellow Roadway and USF intend to file a supplement to the proxy statement/prospectus which will contain information concerning the amended merger and amended merger agreement and will cause the supplement to be mailed to USF shareholders. Yellow Roadway and USF may file other relevant documents concerning the proposed transaction with the SEC. Investors are urged to read the supplement, the proxy statement/prospectus dated April 22, 2005, and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Yellow Roadway free of charge by requesting them in writing from Yellow Roadway or by telephone at (913) 696-6100. You may obtain documents filed with the SEC by USF free of charge by requesting them in writing from USF or by telephone at (773) 824-1000.

Participants in Solicitation

Yellow Roadway and USF, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Yellow Roadway and USF in connection with the acquisition. Information about the directors and executive officers of Yellow Roadway and their ownership of Yellow Roadway stock is set forth in the proxy statement for the Yellow Roadway 2005 Annual Meetings of Stockholders. Information about the directors and executive officers of USF and their ownership of USF stock is set forth in the proxy statement for the USF 2004 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 27, 2005, and amended as of May 1, 2005, by and among USF Corporation, Yellow Roadway Corporation and Yankee II LLC.

99.1	Joint press release of USF Corporation and Yellow Roadway Corporation, dated May 2, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION

Date: May 2, 2005	By:	/s/ Richard C. Pagano
Richard C. Pagano Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 27, 2005, and amended as of May 1, 2005, by and among USF Corporation, Yellow Roadway Corporation and Yankee II LLC.

99.1	Joint press release of USF Corporation and Yellow Roadway Corporation, dated May 2, 2005.